SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2007

POINT THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	(0-19410)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

155 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (617) 933-2130

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 21, 2007, Point Therapeutics, Inc. (“the Company”) issued a press release announcing that the U.S. Food and Drug Administration has placed the clinical program for talabostat on clinical hold as a result of the interim analyses of the Company’s two Phase 3 talabostat studies as a potential treatment for patients with advanced non-small cell lung cancer.

A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1 - Press release issued by Point dated May 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT THERAPEUTICS, INC.

May 21, 2007	By:	/s/ Donald R. Kiepert, Jr.
Name: Donald R. Kiepert, Jr.
Title: President, Chief Executive Officer

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit	Description

99.1	Press release issued on May 21, 2007.